                                                                      Exhibit 21


            LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

           ENTITY
           ---------------------------------------------------------------------
1          EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
2          LEXFORD PROPERTIES, LP
3          GROVE OPERATING, LP
4          BEL APARTMENT PROPERTIES TRUST
5          BEL RESIDENTIAL PROPERTIES TRUST
6          BEL COMMUNITIES PROPERTY TRUST
7          EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
8          EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P.
9          EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
10         EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P. II
11         EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP III
12         EVANS WITHYCOMBE MANAGEMENT INC.
13         GROVE CORP
14         KISMUL CORP
15         LEXFORD PROPERTIES MANAGEMENT, LLC
16         CRP SERVICE COMPANY, LLC
17         WADLINGTON INVESTMENTS GENERAL PARTNERSHIP
18         RESERVE SQUARE, INC.
19         CORPORATE QUARTERS, LTD
20         CORPORATE QUARTERS, INC.
21         CORPORATE STAY INTERNATIONAL, INC.
22         GLOBE FURNITURE RENTALS, INC.
23         GLOBE HOLDING CO., INC.
24         GLOBE BUSINESS RESOURCES, INC.
25         GRAN TREE CORPORTION
26         AMBERGATE APARTMENTS, LTD
27         ARTERY NORTHAMPTON LIMITED PARTNERSHIP
28         BEL-APT,  L.L.C.
29         BEL-COMMUNITIES, LLC
30         BEL-EQR I LIMITED PARNTERSHIP
31         BEL-EQR I, L.L.C.
32         BEL-EQR II LIMITED PARNTERSHIP
33         BEL-EQR II, L.L.C.
34         BEL-RES,  L.L.C.
35         BEL-EQR III, LLC
36         BEL-NEW, LLC3
37         BEL-EQR III, LIMITED PARTNERSHIP
38         BUENA VISTA PLACE ASSOCIATES
39         Capital Realty Investors Tax Exempt Fund, L.P.
40         CAPREIT Arbor Glen L.P.
41         CAPREIT BOTANY ARMS, L.P.
42         CAPREIT BRECKENRIDGE
43         CAPREIT Cedars L.P.


                                   EXHIBIT 21
            LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

           ENTITY
           ---------------------------------------------------------------------
44         CAPREIT CHIMNEYS, L.P.
45         CAPREIT CLARION, L.P.
46         CAPREIT CONCORDE BRIDGE, L.P.
47         CAPREIT CREEKWOOD, L.P.
48         CAPREIT Farmington Gates L.P.
49         CAPREIT GARDEN LAKE, L.P.
50         CAPREIT GLENEAGLE, L.P.
51         CAPREIT GREYEAGLE, L.P.
52         CAPREIT HAMPTON ARMS, L.P.
53         CAPREIT HIDDEN OAKS, L.P.
54         CAPREIT HIGHLAND GROVE, L.P.
55         CAPREIT MARINER'S WHARF, L.P.
56         CAPREIT NORTHLAKE, L.P.
57         CAPREIT Ridgeway Commons L.P.
58         CAPREIT River Oak L.P.
59         CAPREIT SILVER SPRINGS, L.P.
60         CAPREIT Westwood Pines L.P.
61         CAPREIT Woodcrest Villa L.P.
62         CARROLLWOOD LP
63         CHARLES RIVER PARK "D" CO.
64         COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
65         COUNTRY RIDGE GENERAL PARTNERSHIP
66         COVE INVESTMENTS, LLC
67         CRICO of  Trailway Pond II, L.P.
68         CRICO of  White Bear Woods I, L.P.
69         CRICO of Ethan's I, L.P.
70         CRICO of Ethan's II, L.P.
71         CRICO of Fountain Place, L.P.
72         CRICO of James Street Crossing, L.P.
73         CRICO of Ocean Walk, L.P.
74         CRICO of Regency Woods, L.P.
75         CRICO of Trailway Pond I, L.P.
76         CRICO of Valley Creek I, L.P.
77         CRICO of Valley Creek II, L.P.
78         CRICO of Woodlane Place, L.P.
79         CRICO Royal Oaks, L.P.
80         CRSI SPV 30231, LLC
81         CRSI SPV 35, LLC
82         CRSI SPV 50903, LLC
83         CRSI SPV 59, LLC
84         CRSI SPV 96, LLC
85         DUXFORD, LLC
86         E-G-ONE ASSOCIATES
87         E-G-TWO ASSOCIATES


                                   EXHIBIT 21
            LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

           ENTITY
           ---------------------------------------------------------------------
88         E-LODGE ASSOCIATES LIMITED PARTNERSHIP
89         EQR CHASE KNOLLS LENDER, LLC
90         EQR-740 RIVER DRIVE, LLC
91         EQR-ALDERWOOD LP
92         EQR-ARIZONA, L.L.C.
93         EQR-ARTBHOLDER, L.L.C.
94         EQR-ARTCAPLOAN, L.L.C.
95         EQR-BELLEVUE MEADOW GP LP
96         EQR-BELLEVUE MEADOW LP
97         EQR-BENEVA PLACE, LLC
98         EQR-BOND PARTNERSHIP
99         EQR-BRAMBLEWOOD GP LP
100        EQR-BRAMBLEWOOD LP
101        EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
102        EQR-BRIARWOOD GP LP
103        EQR-BRIARWOOD LP
104        EQR-BROADWAY LP
105        EQR-BROOKDALE VILLAGE, LLC
106        EQR-BS FINANCING LIMITED PARTNERSHIP
107        EQR-CALIFORNIA, L.L.C
108        EQR-CAMELLERO FINANCING LIMITED PARTNERSHIP
109        EQR-CANTER CHASE GENERAL PARTNERSHIP
110        EQR-CEDAR RIDGE GP, LLC
111        EQR-CEDAR RIDGE LP
112        EQR-CHARDONNAY PARK, L.L.C.
113        EQR-CHASE KNOLLS LENDER, LLC
114        EQR-CHELSEA SQUARE GP LP
115        EQR-CHELSEA SQUARE LP
116        EQR-CHICKASAW CROSSING, LLC
117        EQR-COACHMAN TRIALS, LLC
118        EQR-CODELLE, LLC
119        EQR-CONNOR, LLC
120        EQR-CONNOR LIMITED PARTNERSHIP
121        EQR-CONTINENTAL VILLAS FINANCING LIMITED PARTNERSHIP
122        EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
123        EQR-DARTMOUTH WOODS GENERAL PARTNERSHIP
124        EQR-DORAL FINANCING LIMITED PARTNERSHIP
125        EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
126        EQR-EOI FINANCING LIMITED PARTNERSHIP
127        EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
128        EQR-FAIRFIELD, LLC
129        EQR-FANCAP 2000A LIMITED PARTNERSHIP
130        EQR-FANCAP 2000A, LLC
131        EQR-FERNBROOK, LLC


                                   EXHIBIT 21
            LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

           ENTITY
           ---------------------------------------------------------------------


132        EQR-FIELDERS CROSSING GP, LLC
133        EQR-FIELDERS CROSSING LP
134        EQR-FLATLANDS, LLC
135        EQR-FOREST PLACE, LLC
136        EQR-GEORGIAN WOODS, LLC
137        EQR-GOVERNOR'S PLACE FINANCING LIMITED PARTNERSHIP
138        EQR-GRANDVIEW I GP LP
139        EQR-GRANDVIEW I LP
140        EQR-GRANDVIEW II GP LP
141        EQR-GRANDVIEW II LP
142        EQR-GREENHAVEN GP LP
143        EQR-GREENHAVEN LP
144        EQR-HIGHLINE OAKS, L.L.C.
145        EQR-HOLDING, LLC
146        EQR-HOLDING, LLC2
147        EQR-HORIZON PLACE, LLC
148        EQR-IRONWOOD, L.L.C.
149        EQR-KEYSTONE FINANCING GENERAL PARTNERSHIP
150        EQR-LAKESHORE AT PRESTON LP
151        EQR-LAKEVILLE RESORT GENERAL PARTNERSHIP
152        EQR-LAKEWOOD GREENS GP, LLC
153        EQR-LAKEWOOD GREENS LP
154        EQR-LEXFORD LENDER, LLC
155        EQR-LEXINGTON FARM, LLC
156        EQR-LINCOLN GREEN I AND II GP LIMITED PARTNERSHIP
157        EQR-LINCOLN VILLAGE (CA) I LP
158        EQR-LINCOLN VILLAGE (CA) II LP
159        EQR-LODGE (OK)  GP LIMITED PARTNERSHIP
160        EQR-MANCHESTER HILL FINANCING LP
161        EQR-MARKS A, L.L.C.
162        EQR-MARKS B, L.L.C.
163        EQR-MARTINS LANDING, LLC
164        EQR-MET CA FINANCING LIMITED PARTNERSHIP
165        EQR-MET FINANCING LIMITED PARTNERSHIP
166        EQR-MISSOURI, L.L.C.
167        EQR-MOSAIC, LLC
168        EQR-MOUNTAIN SHADOWS GP LP
169        EQR-MOUNTAIN SHADOWS LP
170        EQR-NEW ENGLAND PROGRAM, LLC
171        EQR-NEW LLC
172        EQR-NEW LLC2
173        EQR-NEW LLC3
174        EQR-NORTH CREEK, LLC
175        EQR-NORTH HILL, L.L.C.


                                   EXHIBIT 21
            LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

           ENTITY
           ---------------------------------------------------------------------
176        EQR-OREGON, L.L.C.
177        EQR-OVERLOOK MANOR II, LLC
178        EQR-PARK PLACE I GENERAL PARTNERSHIP
179        EQR-PARK PLACE II GENERAL PARTNERSHIP
180        EQR-PARKCREST, LLC
181        EQR-PARKSIDE LP
182        EQR-PINE MEADOWS GARDEN GENERAL PARTNERSHIP
183        EQR-PINETREE/WESTBROOKE, LLC
184        EQR-PLANTATION FINANCING LIMITED PARTNERSHIP
185        EQR-PLANTATION, L.L.C.
186        EQR-PLEASANT RIDGE LP
187        EQR-PORTLAND CENTER, LLC
188        EQR-PORTOFINO, L.L.C.
189        EQR-PRESTON BEND, G.P.
190        EQR-RESERVE SQUARE LIMITED PARTNERSHIP
191        EQR-REGATTA, LLC
192        EQR-RIDGEMONT/MOUNTAIN BROOK, L.L.C.
193        EQR-RIVER PARK LP
194        EQR-S & T, LLC
195        EQR-SABLE PALM AT LAKE BUENA VISTA, LLC
196        EQR-SANDSTONE LP
197        EQR-SCAKRBOROUGH SQUARE, LLC
198        EQR-SMOKETREE, LLC
199        EQR-SONTERRA AT FOOTHILLS RANCH LP
200        EQR-SOUTHWOOD GP LP
201        EQR-SOUTHWOOD LP
202        EQR-SOUTHWOOD LP I LP
203        EQR-SOUTHWOOD LP II LP
204        EQR-SPINNAKER COVE, L.L.C.
205        EQR-SUERTE, LLC
206        EQR-SUMMER CREEK, LLC
207        EQR-SUMMERWOOD GP LP
208        EQR-SUMMERWOOD LP
209        EQR-SURREY DOWNS GP LP
210        EQR-SURREY DOWNS LP
211        EQR-SURREY DOWNS LP LP
212        EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
213        EQR-TENNESSEE LOAN PORTFOLIO. LLC
214        EQR-TENNESSEE LP
215        EQR-THE LAKES AT VININGS, LLC
216        EQR-THE PALMS, LLC
217        EQR-THE RETREAT, LLC
218        EQR-THE WATERFORD AT DEERWOOD, LLC
219        EQR-THE WATERFORD AT ORANGE PARK, LLC


                                   EXHIBIT 21
            LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

           ENTITY
           ---------------------------------------------------------------------
220        EQR-THE WATERFORD AT REGENCY, LLC
221        EQR-TIMBERWOOD GP LP
222        EQR-TIMBERWOOD LP
223        EQR-TOWNHOMES OF MEADOWBROOK, LLC
224        EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
225        EQR-VALENCIA, LLC
226        EQR-VALLEY PARK SOUTH FINANCING LIMITED PARTNERSHIP
227        EQR-VILLA SERENAS GENERAL PARTNERSHIP
228        EQR-VILLA SERENAS SUCCESSOR BORROWER, LLC
229        EQR-VILLAGE OAKS GENERAL PARTNERSHIP
230        EQR-VILLAS OF JOSEY RANCH GP, LLC
231        EQR-VILLAS OF JOSEY RANCH LP
232        EQR-VININGS AT ASHLEY LAKE, L.L.C.
233        EQR-VIRGINIA, L.L.C.
234        EQR-WARWICK, L.L.C.
235        EQR-WASHINGTON, L.L.C.
236        EQR-WATERFALL, L.L.C.
237        EQR-WATSON G.P.
238        EQR-WELLINGTON, L.L.C.
239        EQR-WEST COAST PORTFOLIO GP, LLC
240        EQR-WIMBLEDON OAKS LP
241        EQR-WOOD FOREST, LLC
242        EQR-WOODRIDGE I LP
243        EQR-WOODRIDGE II LP
244        EQR-WOODRIDGE III LP
245        EQR-WOODRIDGE, LLC
246        EQR-WYNDRIDGE II, L.L.C.
247        EQR-WYNDRIDGE III, L.L.C.
248        EQR-YORKTOWNE FINANCING LIMITED PARTNERSHIP
249        EQUITY-GREEN I VENTURE LIMITED PARTNERSHIP
250        EQUITY-GREEN II VENTURE LIMITED PARTNERSHIP
251        EQUITY-LODGE VENTURE LTD.
252        ERP-SOUTHEAST PROPERTIES, LLC
253        EVANS WITHYCOMBE FINANCE, L.P.
254        FOREST PLACE ASSOCIATES
255        FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
256        FPAII, L.P.
257        Geary Courtyard Associates
258        GEORGIAN WOODS ANNEX ASSOCIATES
259        GLENLAKE CLUB L.P.
260        GR-HERITAGE COURT ASSOCIATES LP
261        GREEN GATE APARTMENTS, LTD
262        GREENTREE APARTMENTS LP
263        GREENWICH WOODS LIMITED PARTNERSHIP


                                   EXHIBIT 21
            LIST OF SUBSIDIARIES OF ERP OPERATING LIMITED PARTNERSHIP

           ENTITY
           ---------------------------------------------------------------------
264        HAMMOCKS AT LONG POINT, LLC
265        HORIZON PLACE ASSOCIATES
266        HUNTERS'S GLEN GENERAL PARTNERSHIP
267        HUNTINGTON, LLC
268        LANDON LEGACY PARTNERS LIMITED
269        LANDON PRAIRIE CREEK PARTNERS LIMITED
270        LENOX PLACE LP
271        LEXFORD GP II, LLC
272        LEXFORD PARTNERS, LLC
273        MAGNOLIA VILLA, LLC
274        MCCASLIN HIDDEN LAKES, LTD.
275        MCCASLIN RIVERHILL, LTD.
276        MCKINLEY HILLS PARTNERS-85,
277        MERRY LAND DOWNREIT I LP
278        NORTHRIDGE LAKES LP
279        NRL ASSOCIATES LP
280        OAKLAND HILLS OPERATING PARTNERSHIP, LTD
281        OAKS AT BAYMEADOWS ASSOCIATES
282        OAKS AT REGENCY ASSOCIATES
283        OLD REDWOODS, LLC
284        PINES WHISPER, LLC
285        ROLIDO PARQUE GP
286        SARASOTA BENEVA PLACE ASSOICATES, LTD.
287        SCARBOROUGH ASSOCIATES
288        SEAGULL DRIVE JOINT VENTURE
289        SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
290        SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
291        SECOND TOWNE CENTRE LP
292        SONGBIRD GENERAL PARTNERSHIP
293        SUMMIT CENTER, LLC
294        SUMMIT PLACE, LLC
295        THE CROSSINGS ASSOCIATES
296        THE GATES OF REDMOND, L.L.C.
297        THE WIMBERLY APARTMENT HOMES, LTD.
298        THIRD GREENTREE ASSOCIATES LP
299        THIRD TOWNE CENTRE LIMITED PARTNERSHIP
300        TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
301        VININGS CLUB AT METROWEST LP
302        WINDSOR PLACE, LLC
303        WOOD FOREST ASSOCIATES
304        WOODBINE PROPERTIES
305        WOODCREST (AUGUSTA), LLC
